UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 1, 2009

Lionbridge Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26933	04-3398462
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1050 Winter Street, Suite 2300, Waltham, Massachusetts		02451
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-434-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for the registrant for the first quarter of fiscal 2009 and forward-looking statements relating to 2009, as presented in a press release of May 5, 2009. The information in this Current Report on Form 8-K is furnished under Item 2.02 - "Results of Operations and Financial Condition." Such information, including the exhibits attached hereto, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2009, the stockholders of the registrant approved an amendment to the 2005 Stock Incentive Plan (the "Plan") to increase the number of shares of Common Stock available for grant under the Plan to 8,500,000 shares from 4,000,000, an increase of 4,500,000 shares and to remove the limitations on the number of such shares that may be issued under the Plan in the form of restricted stock or restricted stock units. This description of the changes to the Plan is qualified in its entirety by reference to the Plan as amended and restated and filed as Exhibit 10.1 to this Form 8-K, which is incorporated by reference herein.

Effective April 1, 2009, Steven Fisher, a director of the registrant, was appointed a member of the registrant's audit committee. Mr. Fisher is "independent" within the meaning of the Lionbridge independent director standards, the director independence standards of The NASDAQ Stock Market,Inc. (the "NASDAQ Standards") and the Securities and Exchange Commission's director independence standards for audit committee members and that he is financially sophisticated, as required by the NASDAQ Standards.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lionbridge Technologies, Inc.

May 5, 2009	By:	Donald Muir

Name: Donald Muir
Title: CFO

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Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated 2005 Stock Incentive Plan
99.1	Press Release dated May 5, 2009